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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 11, 2005

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

           Virginia                   005-62335                 54-2053718
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

     201 Volvo Parkway, Chesapeake, Virginia                       23320
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (757) 436-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

     On August 11, 2005, Hampton Roads Bankshares, Inc. issued a press release announcing a dividend payable during the third quarter of 2005. This information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      99.1     Press release dated August 11, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.

Date August 11, 2005                              By:  /s/ Jack W. Gibson
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                                                       Jack W. Gibson
                                                       President and
                                                       Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibits
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   99.1           Press release dated August 11, 2005